UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015 (November 17, 2015)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder,
Colorado 80301

(Address of principal executive offices,
including Zip Code)

(303) 381-6600

(Registrant’s telephone number, including
area code)

(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2015, Patricia Henahan notified Array that she will be resigning as Chief Financial Officer (“CFO”) of Array, and Array’s Board of Directors appointed David Horin as interim CFO effective November 19, 2015. Ms. Henahan’s last day of employment with Array will be December 17, 2015.

David Horin will serve as Array’s interim CFO pursuant to an agreement with Chord Advisors, LLC (“Chord”), of which Mr. Horin is a Managing Partner.  In consideration for Mr. Horin’s services, Array has agreed to pay Chord a monthly fee of at least $20,000.

Mr. Horin served as Array’s interim Chief Financial Officer from February 2015 until September 2015 and has served as a Managing Partner of Chord since June 2012. Chord provides accounting advisory services, SEC reporting advisory services, and IPO-readiness services. While at Chord, Mr. Horin has gained extensive experience in financial accounting and SEC reporting for complex business transactions and issues arising from the application of existing or proposed financial accounting guidance.

From March 2008 to June 2012, Mr. Horin was the Chief Financial Officer of Rodman & Renshaw Capital Group, Inc., a full-service investment bank dedicated to providing corporate finance, strategic advisory, sales and trading and related services to public and private companies across multiple sectors and regions. From March 2003 through March 2008, Mr. Horin was the Chief Accounting Officer at Jefferies Group, Inc., a full-service global investment bank and institutional securities firm focused on growth and middle-market companies and their investors. Prior to his employment at Jefferies Group, Inc., from 2000 to 2003, Mr. Horin was a Senior Manager in KPMG’s Department of Professional Practice in New York (“National Office”), where he advised firm members and clients on technical accounting and risk management matters for a variety of public, international and early growth stage entities. Mr. Horin has a Bachelor of Science degree in Accounting from Baruch College, City University of New York. Mr. Horin is also a Certified Public Accountant.

Mr. Horin has no family relationship with any of the executive officers or directors of Array.  Except as described herein, there are no arrangements or understandings between Mr. Horin and any other person pursuant to which he was appointed as an officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015	Array BioPharma Inc.

	By:	/s/ Ron Squarer
Ron Squarer
Chief Executive Officer